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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                      __________

                                      FORM  8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 16, 1996
                                                 ------------------------------

                          Choices Entertainment Corporation
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                  (Exact Name of Registrant as Specified in Charter)


            Delaware                  0-17001                   52-1529536
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 (State or Other Jurisdiction      (Commission                (IRS Employer
       Of Incorporation)           File Number)            Identification No.)


836 West Trenton Avenue, Morrisville, Pennsylvania                   19067
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    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (215) 428-1000
                                                   ----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

    On December 16, 1996, the Company entered into an Asset Purchase Agreement (the "Agreement") with West Coast Entertainment Corporation, a Delaware corporation ("West Coast"), providing for the sale of substantially all of the Company's assets to West Coast.

    Under the terms of the Agreement, the Company is to be paid a purchase price in cash of $2,430,000, subject to possible downward adjustment, based upon cash flow from operations for 1996, as defined in the Agreement. The Agreement also provides that 10% of the purchase price is to be escrowed with West Coast for two years. Consummation of the sale is contingent upon a number of conditions, the satisfaction of which cannot be assured. Such conditions include, among others, obtaining of all necessary consents, West Coast obtaining financing in an amount sufficient to enable it to consummate the asset acquisition from the Company and certain additional acquisitions, and approval of the sale by the Company's stockholders.

    Should the sale not be approved by the Company's stockholders, or if its board of directors withdraws its approval, the Company will be required to pay a breakup fee to West Coast, which shall also, under such circumstances, have the option to purchase a selected Company store. West Coast may also be entitled to liquidated damages under certain circumstances.

    At the time of the signing of the Agreement, and in anticipation of the sale of assets, West Coast loaned the Company $150,000, which loan is secured by a pledge of assets of the selected Company store.

    A new board of directors will be elected by the Company's stockholders at its annual meeting of stockholders scheduled to be held on December 20, 1996. All decisions following the meeting as to the future direction of the Company will be made by the new board.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

    EXHIBIT NO.    DESCRIPTION
    10(a)          Asset Purchase Agreement, dated December 16, 1996, between
                   West Coast Entertainment Corporation and the Company.

    10(b) Secured Promissory Note of Company, dated December 16, 1996, in principal amount of $150,000, payable to West Coast Entertainment Corporation.

    10(c) Security Agreement, dated December 16, 1996, between West Coast Entertainment Corporation and the Company.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHOICES ENTERTAINMENT CORPORATION
                                                     (Registrant)


Date: December 17, 1996                    By: /s/ Ronald W. Martignoni
                                               --------------------------------
                                                   Ronald W. Martignoni
                                                   Chief Executive Officer

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                                  INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
10(a)         Asset Purchase Agreement, dated December 16, 1996, between West
              Coast Entertainment Corporation and the Company. (1)

10(b) Secured Promissory Note of Company, dated December 16, 1996, in principal amount of $150,000, payable to West Coast Entertainment Corporation. (1)

10(c) Security Agreement, dated December 16, 1996, between West Coast Entertainment Corporation and the Company. (1)

_________________________
(1) Filed herewith